Prospectus Supplement — January 1, 2013 to the Prospectus of each of the following funds:

Fund	Prospectus Dated
Columbia Diversified Bond Fund	1/1/2013
Columbia Frontier Fund	1/1/2013

(each, an Acquired Fund)

In September 2012, the Board of Trustees of each Acquired Fund listed in the table below approved a proposal to merge the Acquired Fund with and into the corresponding Acquiring Fund listed in the table below. Each of the fund mergers is subject to certain conditions, including approval by Acquired Fund shareholders, which will be sought at a joint special meeting of shareholders to be held on February 27, 2013. Proxy materials regarding the mergers were first mailed to Acquired Fund shareholders in December 2012.

Each merger is expected to be treated as a tax-free reorganization for U.S. federal income tax purposes. More information about each Acquiring Fund and the definitive terms of each of the proposed mergers is included in the proxy materials.

Acquired Fund	Acquiring Fund
Columbia Diversified Bond Fund	Columbia Intermediate Bond Fund

Columbia Frontier Fund	Columbia Small Cap Growth Fund I

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of any Acquiring Fund, nor is it a solicitation of any proxy. For information regarding an Acquiring Fund, or to receive a free copy of a prospectus/proxy statement relating to a proposed merger, please call the proxy solicitor or visit its website. The telephone number and website for the proxy solicitor is 800.708.7953 and proxy-direct.com/col-23996, respectively. The prospectus/proxy statement contains important information about fund objectives, strategies, fees, expenses and risk considerations. The prospectus/ proxy statement will also be available for free on the website of the Securities and Exchange Commission (www.sec.gov). Please read the prospectus/proxy statement carefully before making any decision to invest or when considering a merger proposal.

Shareholders should retain this Supplement for future reference.

S-6495-18 A (1/13)